Reconciliation of total net assets of Huarong Rongde Asset Management Company Ltd to the Groups carrying amount (Detail) - Huarong Rongde Asset Management Company Ltd [Member] - EUR (€) € in Millions	Dec. 31, 2018	Dec. 31, 2017	[1]	Dec. 31, 2016
Reconciliation of total net assets of Huarong Rongde Asset Management Company Ltd to the Groups carrying amount [Line Items]
Net assets of the equity method investee		€ 740		€ 657
Groups ownership percentage on the investees equity	40.70%	40.70%		40.70%
Groups share of net assets		€ 301		€ 268
Goodwill		0		0
Intangible Assets		0		0
Other adjustments		(17)		(22)
Carrying amount		€ 284	[2]	€ 246

[1]	Due to the difference in reporting timelines for the Group and Huarong Rongde Asset Management Company Limited Equity method accounting was performed for December 2018 based on December 2017 PRC GAAP audited financials and for December 2017 based on December 2016 PRC GAAP audited financials.
[2]	There is no impairment loss in 2018 and 2017